                                                                    EXHIBIT 23.6

                                    CONSENT

    I hereby consent to being named as a person chosen to become a director of First Empire State Corporation in the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on February 9, 1998.

                                                /s/ WILLIAM F. ALLYN
                                     -----------------------------------------
                                                  William F. Allyn